    [Logo] M F S(SM)                                              Annual Report
INSTITUTIONAL ADVISORS, INC.                                     for Year Ended
                                                                  June 30, 1998


--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND
(FORMERLY MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND)
--------------------------------------------------------------------------------


                               [Graphic Omitted]

MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND
(FORMERLY MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND)

TRUSTEES                                 INVESTMENT ADVISER
Jeffrey L. Shames*                       Massachusetts Financial Services
Chairman, Chief Executive Officer,        Company
and Director, MFS(R Investment           500 Boylston Street
Management(SM)                           Boston, MA 02116-3741

Nelson J. Darling, Jr.                   DISTRIBUTOR
Professional Trustee                     MFS Fund Distributors, Inc.
                                         500 Boylston Street
William R. Gutow                         Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management         INVESTOR SERVICE
 Company;                                MFS Service Center, Inc.
Real Estate Consultant                   P.O. Box 1400
                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
Stephen C. Bryant*                       For additional information,
                                         contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                       CUSTODIAN
                                         State Street Bank and Trust Company
TREASURER
W. Thomas London*                        AUDITORS
                                         Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                         WORLD WIDE WEB
Ellen Moynihan*                          www.mfs.com
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

--------------------------------------------------------------------------------

                For the fourth year in a row, MFS earned a #1 ranking
                in the DALBAR, Inc. Broker/Dealer Survey, Main Office
                Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A
[Dalbar logo]   total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

--------------------------------------------------------------------------------

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS(R) Investment Management(SM)

July 13, 1998


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:
For the year ended June 30, 1998, the Fund provided a total return of 3.70% (including the reinvestment of distributions), which compares to a 4.32% return for the Salomon Brothers World Governments Bond Index (the Salomon Index), an unmanaged index consisting of the complete universes of government bonds with remaining maturities of at least five years. The Fund is replacing the J.P. Morgan Global Government Bond Index (an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of less than one year) with the Salomon Index because we feel the Salomon Index better reflects the universe in which the Fund invests.

For much of the past year, the Asian economic crisis has been the largest factor in determining the global environment for bond investing. The slowdown in growth resulting from the Asian problem, combined with a lack of inflation, has resulted in a very positive environment for almost all bond markets in developed countries. Given these conditions, we had expected that the three major central banks -- those in the United States, Germany, and Japan -- would leave interest rates unchanged. This proved to be the case, and we believe that, absent inflationary signs, the U.S. Federal Reserve Board (the Fed) will continue to defer from raising rates as long as economic turmoil exists in Southeast Asia.

By the end of June, the Japanese appeared to be getting closer to addressing their severe banking problems as well as offering badly needed income tax cuts in order to stimulate their depressed economy. However, markets will remain skeptical until firm policies are put in place and acted upon. Meanwhile, Western Europe continues to prepare itself for the initial phase of European monetary union, which is set to begin in January 1999. This will be a huge and significant undertaking that will take years to fully implement.

Year-to-date returns for all bond markets in the Salomon Index registered positive returns when measured in local terms (not adjusted for currency differences). The better performers have been Sweden and the United Kingdom, and Japan has been the worst. The Fund has benefited from being overweighted in the United Kingdom and underweighted in Japan. Performance relative to the index was hurt by being overweighted in the U.S., which underperformed at the beginning of the year.

Our views have not dramatically changed from the beginning of the year. The global inflation outlook, fiscal progress in several regions of the world in lowering budget deficits, and increasing global competition are very favorable factors that we believe will continue to lower global interest rates. Many of the bond markets have already discounted these positive developments. In order for interest rates to drop significantly from current levels, the Southeast Asian economies would have to continue unraveling, thereby causing central banks to ease monetary policy and put more currency into their respective economies. However, we do not foresee this happening in the near future.

Meanwhile, the direction of both the Japanese economy and the yen will be critical for most fixed-income markets in the months ahead. We continue to believe that bond markets with the highest real and nominal interest rates will perform well. Consequently, we expect to maintain our overweighted position in the U.S. bloc, with underweightings in both the European and Japanese blocs.

Respectfully,

/s/ Stephen C. Bryant
Stephen C. Bryant
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant is a Senior Vice President of MFS(R) Investment Management(SM) and portfolio manager of the World Governments Series offered through MFS(R)/Sun Life annuity products. He also is a member of the team that manages MFS(R) World Governments Fund and the MFS(R) World Governments Series, part of MFS(R) Variable Insurance Trust(SM), MFS(R) Institutional Global Fixed Income Fund, and MFS(R) Government Markets Income Trust, a closed-end fund. He also manages the foreign bond portions of MFS(R) World Total Return Fund and MFS(R) Intermediate Income Fund.

He joined MFS in 1987 as Assistant Vice President -- Investments. He was named Vice President -- Investments in 1989 and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Please read it carefully before investing or sending money.

FUND FACTS

Note: The Fund changed its name from MFS(R) Institutional Worldwide Fixed Income Fund to MFS Institutional Global Fixed Income Fund effective November 1, 1997.

Objective:                     Seeks not only preservation, but also growth of
                               capital, together with moderate current income.
                               The Fund invests, under normal market conditions, at least 80% of its assets in fixed-income securities and, to a lesser extent, equity securities.

Commencement of
investment operations:         September 30, 1992

Size:                          $26.0 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from October 1, 1992, through June 30, 1998)


                 MFS         SALOMON BROTHERS     J.P. MORGAN
            INSTITUTIONAL         WORLD             GLOBAL        CONSUMER
               GLOBAL          GOVERNMENTS        GOVERNMENT       PRICE
            FIXED INCOME          BOND               BOND          INDEX
                FUND             INDEX              INDEX         -- U.S.
---------------------------------------------------------------------------
10/92        $3,000,000         $3,000,000        $3,000,000     $3,000,000
12/94        $3,196,000         $3,349,000        $3,298,000     $3,178,000
12/96        $3,867,000         $4,132,000        $4,108,000     $3,367,000
 6/98        $3,923,542         $4,256,758        $4,301,550     $3,462,891

AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                                                   1 Year          3 Years          5 Years    10 Years/Life
---------------------------------------------------------------------------------------------------------------------------------
MFS Institutional Global Fixed Income Fund*                        +3.70%           +2.86%           +4.49%           +4.78%
---------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#                          +5.87%           +4.12%           +6.63%           +6.47%
---------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers World Governments Bond Index##                    +4.32%           +2.84%           +6.33%           +6.28%
---------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index##+                                            +1.75%           +2.27%           +2.47%           +2.53%
---------------------------------------------------------------------------------------------------------------------------------
 *"Life" refers to the period from the commencement of the Fund's investment operations, September 30, 1992, through June 30, 1998.
 #Source: AIM. "Life" refers to the period from October 1, 1992, through June 30, 1998.
##Source: CDA/Wiesenberger. "Life" refers to the period from October 1, 1992, through June 30, 1998.
 +The Consumer Price Index is measured by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - June 30, 1998

BONDS - 96.8%
--------------------------------------------------------------------------------------------------
                                                                 Principal Amount
Issuer                                                              (000 Omitted)            Value
--------------------------------------------------------------------------------------------------
U.S. Bonds - 53.1%
  Government National Mortgage Association - 14.4%
    GNMA, 6.5s, 2028, TBA                                              $    3,753      $ 3,744,727
                                                                                       -----------
                                                                                      $  3,744,727
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 38.7%
    U.S. Treasury Notes, 5.5s, 2003                                    $      750      $   749,415
    U.S. Treasury Notes, 6.5s, 2005                                         4,170        4,401,310
    U.S. Treasury Notes, 6.625s, 2002                                       4,750        4,924,420
                                                                                       -----------
                                                                                       $10,075,145
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $13,819,872
--------------------------------------------------------------------------------------------------
Foreign Bonds - 43.7%
  Germany - 16.0%
    Germany Federal Republic, 6s, 2007                           DEM        5,726      $ 3,437,502
    Germany Federal Republic, 6.25s, 2006                                   1,176          715,104
                                                                                       -----------
                                                                                       $ 4,152,606
--------------------------------------------------------------------------------------------------
  Italy - 6.3%
    Republic of Italy, 5.75s, 2002                               ITL    1,405,000      $   822,387
    Republic of Italy, 7.75s, 2006                                      1,205,000          804,756
                                                                                       -----------
                                                                                       $ 1,627,143
--------------------------------------------------------------------------------------------------
  Japan - 7.2%
    FNMA, 2.125s, 2007                                           JPY      250,000      $ 1,883,548
--------------------------------------------------------------------------------------------------
  New Zealand - 2.1%
    Government of New Zealand, 8s, 2004                          NZD        1,000      $   550,919
--------------------------------------------------------------------------------------------------
  United Kingdom - 12.1%
    United Kingdom Treasury, 7.25s, 2007                         GBP        1,722      $ 3,158,091
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $11,372,307
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $25,012,295)                                             $25,192,179
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.0%
--------------------------------------------------------------------------------------------------
    Student Loan Marketing, due 7/01/98, at Amortized Cost             $    1,045      $ 1,045,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $26,057,295)                                       $26,237,179
----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Call Options Written
--------------------------------------------------------------------------------------------------
                                                                 Principal Amount
                                                                     of Contracts
Issuer/Expiration Month/Strike Price                                (000 Omitted)            Value
--------------------------------------------------------------------------------------------------
    Japanese Yen/Deutsche Marks/August/66.520
      (Premiums Received, $69,293)                               JPY      297,964      $      (298)
--------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
--------------------------------------------------------------------------------------------------
    Canadian Dollars/U.S. Dollars/July/1.430
      (Premiums Received, $6,946)                                CAD        1,857      $   (35,030)
--------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.7)%                                                   (185,774)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $26,016,077
--------------------------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

CAD  =  Canadian Dollar              JPY  =  Japanese Yen
DEM  =  Deutsche Marks               NLG  =  Netherlands Guilder
GBP  =  British Pounds               NZD  =  New Zealand Dollars
ITL  =  Italian Lira

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
June 30, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $26,057,295)             $ 26,237,179
  Cash                                                                    4,462
  Net receivable for forward foreign currency exchange
    contracts to sell                                                    88,553
  Receivable from investment adviser                                    135,398
  Interest receivable                                                   275,918
  Other assets                                                              749
                                                                   ------------
      Total assets                                                 $ 26,742,259
                                                                   ------------
Liabilities:
  Written options outstanding, at value (premiums received,
    $76,239)                                                       $     35,328
  Net payable for forward foreign currency exchange contracts
    to purchase                                                         483,211
  Net payable for foreign currency exchange contracts closed
    or subject to master netting agreements                             158,323
  Payable to affiliates -
    Management fee                                                        2,083
    Shareholder servicing agent fee                                          16
  Accrued expenses and other liabilities                                 47,221
                                                                   ------------
      Total liabilities                                            $    726,182
                                                                   ------------
Net assets                                                         $ 26,016,077
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 33,524,228
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (331,379)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (5,788,499)
  Accumulated distributions in excess of net investment income       (1,388,273)
                                                                   ------------
      Total                                                        $ 26,016,077
                                                                   ============
Shares of beneficial interest outstanding                            3,181,988
                                                                     =========
Net asset value, redemption price, and offering price per share
  (net assets of $26,016,077 / 3,181,988 shares of beneficial
    interest outstanding)                                             $8.18
                                                                      =====
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended June 30, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $2,458,518
                                                                     ----------
  Expenses -
    Management fee                                                   $  259,872
    Trustees' compensation                                                5,833
    Shareholder servicing agent fee                                       3,024
    Administrative fee                                                    5,657
    Auditing fees                                                        72,700
    Custodian fee                                                        23,647
    Registration fees                                                    22,299
    Printing                                                              7,323
    Legal fees                                                            1,474
    Miscellaneous                                                           457
                                                                     ----------
      Total expenses                                                 $  402,286
    Fees paid indirectly                                                 (6,503)
    Reduction of expenses by investment adviser                        (135,906)
                                                                     ----------
      Net expenses                                                   $  259,877
                                                                     ----------
        Net investment income                                        $2,198,641
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $  157,996
    Written option transactions                                         183,335
    Foreign currency transactions                                      (319,183)
    Swaps                                                                51,486
                                                                     ----------
        Net realized gain on investments and foreign currency
          transactions                                               $   73,634
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $  325,537
    Written options                                                      72,440
    Translation of assets and liabilities in foreign currencies        (594,444)
                                                                     ----------
        Net unrealized loss on investments and foreign currency
          translation                                                $ (196,467)
                                                                     ----------
          Net realized and unrealized loss on investments and
            foreign currency                                         $ (122,833)
                                                                     ----------
            Increase in net assets from operations                   $2,075,808
                                                                     ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
Year Ended June 30,                                                                    1998            1997
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $  2,198,641    $  3,996,495
  Net realized gain (loss) on investments and foreign
    currency transactions                                                            73,634      (1,956,723)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                           (196,467)         81,324
                                                                               ------------    ------------
    Increase in net assets from operations                                     $  2,075,808    $  2,121,096
                                                                               ------------    ------------
Distributions declared to shareholders -
  From net investment income                                                   $ (4,643,503)   $ (3,729,868)
  From paid-in capital                                                             (458,167)           --
                                                                               ------------    ------------
    Total distributions declared to shareholders                               $ (5,101,670)   $ (3,729,868)
                                                                               ------------    ------------
Net decrease in net assets from Fund share transactions                         (24,474,987)     (7,681,199)
                                                                               ------------    ------------
      Total decrease in net assets                                             $(27,500,849)   $ (9,289,971)
Net assets:
  At beginning of period                                                         53,516,926      62,806,897
                                                                               ------------    ------------
  Atend of period (including accumulated undistributed net investment income
    (accumulated distributions in excess of net investment income) of
    $(1,388,273) and $4,238,445, respectively)                                 $ 26,016,077    $ 53,516,926
                                                                               ============    ============

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended June 30,
                                                  ------------------------------------------------------------------------------
                                                     1998           1997          1996          1995          1994        1993*
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 9.07         $ 9.28        $10.13        $ 9.64        $10.50      $10.00
                                                   ------         ------        ------        ------        ------      ------
Income from investment operations# -
  Net investment income(S)                         $ 0.48         $ 0.58        $ 0.64        $ 0.65        $ 0.63      $ 0.17
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                           (0.16)         (0.25)        (0.48)         0.70         (0.63)       0.33
                                                   ------         ------        ------        ------        ------      ------
      Total from investment operations             $ 0.32         $ 0.33        $ 0.16        $ 1.35        $ --        $ 0.50
                                                   ------         ------        ------        ------        ------      ------
Less distributions declared to shareholders -
  From net investment income                       $(1.10)        $(0.54)       $(0.48)       $(0.23)       $(0.31)     $ --
  In excess of net investment income                 --             --            --            --           (0.55)       --
  From net realized gain on investments
    and foreign currency transactions                --             --           (0.31)        (0.63)         --          --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --             --           (0.22)         --            --          --
  From paid-in capital                              (0.11)          --            --            --            --          --
                                                   ------         ------        ------        ------        ------      ------
      Total distributions declared to
        shareholders                               $(1.21)        $(0.54)       $(1.01)       $(0.86)       $(0.86)     $  --
                                                   ------         ------        ------        ------        ------      ------
Net asset value - end of period                    $ 8.18         $ 9.07        $ 9.28        $10.13        $ 9.64      $10.50
                                                   ======         ======        ======        ======        ======      ======
Total return                                        3.70%          3.40%         1.51%        15.10%       (0.57)%       5.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                          0.65%          0.65%         0.65%         0.72%         0.75%       0.80%+
  Net investment income                             5.51%          6.09%         6.52%         6.66%         6.09%       5.53%+
Portfolio turnover                                   413%           365%          425%          279%          212%         73%
Net assets at end of period (000 omitted)         $26,016        $53,517       $62,807       $76,078       $42,364     $23,966

  * For the period from the commencement of the Fund's investment operations, September 30, 1992, through June 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund excluding the management fee at not more than 0% of the average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and the ratios would have been:

    Net investment income#                         $ 0.45         $ 0.55        $ 0.61        $ 0.61        $ 0.58      $ 0.15
    Ratios (to average net assets):
      Expenses##                                    1.01%          0.97%         0.95%         1.14%         1.23%       1.48%+
      Net investment income                         5.17%          5.78%         6.22%         6.23%         5.61%       4.85%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Global Fixed Income Fund (the Fund), formerly known as MFS Institutional Worldwide Fixed Income Fund, is a non diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. (2) Significant Accounting Policies General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1998, $2,723,689 from accumulated distributions in excess of net investment income and $458,167 from paid in capital were reclassified to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. The amount of $458,167 was redesignated as a tax return of capital distribution. These changes had no effect on net assets or net asset value per share. At June 30, 1998, accumulated distributions in excess of net investment income under book accounting was different from tax accounting due to temporary differences in accounting for currency transactions and Post October losses.

At June 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,676,613 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The investment adviser has voluntarily agreed to pay the expenses of the Fund, excluding management fees. This is reflected as a reduction of expenses in the statement of operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases         Sales
--------------------------------------------------------------------------------
U.S. government securities                            $49,153,022   $43,190,686
                                                      -----------   -----------
Investments (non-U.S. government securities)          $83,059,659   $95,294,364
                                                      -----------   -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $26,091,198
                                                                    ===========
Gross unrealized appreciation                                       $   155,134
Gross unrealized depreciation                                            (9,153)
                                                                    -----------
    Net unrealized appreciation                                     $   145,981
                                                                    ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                     Year Ended June 30, 1998        Year Ended June 30, 1997
                                   ----------------------------    ---------------------------
                                       Shares            Amount        Shares           Amount
----------------------------------------------------------------------------------------------
Shares sold                         1,216,802      $ 10,686,382       673,046      $ 6,204,635
Shares issued to shareholders in
 reinvestment of distributions        376,093         3,035,070       300,077        2,775,709
Shares reacquired                  (4,312,333)      (38,196,439)   (1,840,999)     (16,661,543)
                                   ----------      ------------    ----------      -----------
  Net decrease                     (2,719,438)     $(24,474,987)     (867,876)     $(7,681,199)
                                   ==========      ============      ========      ===========

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1998, was $136.

The fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the year ended June 30, 1998, the maximum amount outstanding was $516,694, and $0 was outstanding at June 30, 1998. Interest expense incurred on the borrowings amounted to $496 for the period ended June 30, 1998, and the weighted average interest rate on borrowings was 6.69%.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                            1998 Calls                              1998 Puts
                                        ------------------------------------ ---------------------------------
                                          Principal Amounts                  Principal Amounts
                                               of Contracts                       of Contracts
                                              (000 Omitted)         Premiums     (000 Omitted)        Premiums
-----------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
  Japanese Yen                                      716,176        $ 113,023              --           $   --
Options written -
  Australian Dollars                                  2,586           10,905              --               --
  British Pounds                                       --               --               4,166           31,431
  Canadian Dollars                                     --               --               1,857            6,946
  Deutsche Marks/British
Pounds                                               10,005           50,133            15,755           55,237
  Japanese Yen/Deutsche Marks                     1,016,568          138,573           792,140           51,916
  Japanese Government Bonds                       1,140,000           20,682         2,500,700          134,991
  Japanese Yen                                    1,609,345          195,673           629,651           43,053
Options terminated in closing transactions -
  Australian Dollars                                 (2,586)         (10,905)             --               --
  British Pounds                                       --               --              (4,166)         (31,431)
  Deutsche Marks/British
Pounds                                              (10,005)         (50,133)          (15,755)         (55,237)
  Japanese Yen/Deutsche Marks                      (590,173)         (64,534)         (792,140)         (51,916)
  Japanese Government Bonds                      (1,140,000)         (20,682)       (2,500,700)        (134,991)
  Japanese Yen                                   (1,609,345)        (195,673)         (629,651)         (43,053)
Options expired -
  Japanese Yen/Deutsche Marks                      (356,577)         (40,750)             --               --
  Japanese Yen                                     (488,030)         (77,019)             --               --
                                                 ----------        ---------         ---------         --------
    Outstanding, end of period                                     $  69,293                           $  6,946
                                                                   =========                           ========
Options outstanding at end of
period consist of -
  Canadian Dollars                                     --          $    --               1,857         $  6,946
  Japanese Yen/Deutsche Marks                       297,964           69,293              --               --
                                                 ----------        ---------         ---------         --------
    Outstanding, end of period                                     $  69,293                           $  6,946
                                                                   =========                           ========

At June 30, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                          Net Unrealized
                                        Contracts to                         Contracts      Appreciation
            Settlement Date          Deliver/Receive  In Exchange for         at Value    (Depreciation)
--------------------------------------------------------------------------------------------------------
Sales               9/25/98  JPY         540,181,035     $  4,046,346     $  3,958,057        $  88,289
                    9/25/98  NLG              27,911           14,040           13,776              264
                                                         ------------      -----------        ---------
                                                         $  4,060,386      $ 3,971,833        $  88,553
                                                         ============      ===========        =========
Purchases           9/25/98  CAD           7,510,974     $  5,247,182      $ 5,119,445        $(127,737)
                    9/25/98  JPY       1,008,931,261        7,748,196        7,392,722         (355,474)
                                                         ------------      -----------        ---------
                                                         $ 12,995,378      $12,512,167        $(483,211)
                                                         ============      ===========        =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $6,916 with Banker's Trust, $29,027 with Deutsche Bank, $89,457 with C.S. First Boston, $122,310 with Swiss Bank, and a net receivable of $83,353 with Merrill Lynch at June 30, 1998. Closed forward foreign currency exchange contracts excluded above amount to a net receivable of $6,034 with Goldman Sachs at June 30, 1998.

At June 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Global Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Global Fixed Income Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1998 and 1997 and the financial highlights for each of the six years in the period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Global Fixed Income Fund at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 7, 1998

FEDERAL TAX INFORMATION

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                               IGF-2  8/98 0.5M